Loan payable	12 Months Ended
Dec. 31, 2021
Loan Payable
Loan payable

13.Loan payable

On January 16, 2020, the Company entered into a $5 million precious metals delivery and purchase agreement with Macquarie Bank Ltd. (“Macquarie”) for working capital purposes at the Relief Canyon Mine to be settled through monthly fixed deliveries of gold production ounces commencing July 31, 2020.

On July 31, 2020, the Company amended the $5 million precious metals delivery and purchase agreement with Macquarie to a secured loan payable settled through monthly fixed cash payments totaling $7.2 million payable over a 6-month period commencing October 2020, among other terms (the “Loan Payable”). The Company also entered into gold collar options over the same period as the fixed cash payments and recorded a net derivative asset of nil on initial recognition based on the estimated fair value of the gold collar options and recognized a gain of $0.1 million in the consolidated statements of loss and comprehensive loss for the year ended December 31, 2021 (2020: nil) as a result of change in the estimate fair value of the gold collar options. The Loan Payable was repaid in full during the year ended December 31, 2021.

Financing expense of nil was capitalized as borrowing costs to property, plant and equipment for the year ended December 31, 2021 in connection with the Loan Payable (2020: $1.7 million).